                                                                    EXHIBIT 10.1

                              AMENDED AND RESTATED
                              --------------------
                             1987 STOCK OPTION PLAN
                             ----------------------


     1.   Purpose.  This 1987 Stock Option Plan (the "Plan") is intended to
          -------
provide incentives (a) to the officers and other employees of MatrixOne, Inc. (formerly Adra Systems, Inc. and herein referred to as the "Company"), its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options which qualify as "incentive stock options" under Section 422A(b) of the Internal Revenue Code of 1986 (the "Code"), granted hereunder ("ISO" or "ISOs"), and (b) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation" as those terms are defined in Section 425 of the Code.

     2.   Administration of the Plan.
          --------------------------

          (a) The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may appoint a Stock Plan Committee (the "Committee") of three or more of its members to administer this Plan; provided that, until such time as the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, the Board may appoint a Committee of two or more of its members to administer this Plan. No member of the Committee, while a member or for a period of one year prior to the date he becomes a member, shall be eligible to participate in this Plan or in any other stock option or stock plan of the Company or nay of its affiliates. Subject to ratification of the grant of each Option by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee, if so appointed, shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options) to whom Non-Qualified Options may be granted; (ii) determine the time or times at which Options may be granted; (iii) determine the option price of shares subject to each Option, which price (with respect to ISOs) shall not be less than the minimum price specified in paragraph 6; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, and the nature of such restrictions, if any, and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under
Section 422A of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

     (b) The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. All references in this Plan to the Committee shall mean the Board if no Committee has been appointed. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

     (c) Notwithstanding the provisions of paragraph 2(a), Options may be granted to members of the Board, but no Option shall be granted to any person who is, at the time of the proposed grant, a member of the Board, unless such grant has been approved by a majority vote of the other members of the Board. All grants of Options to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either (i) eligible for Options pursuant to the Plan or (ii) have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting to himself of Options but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to him of Options.

     (d) Notwithstanding any other provision of this paragraph 2, in the event the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any grants to directors of Options made at any time from the effective date of such registration until six months after the determination of such registration shall be made only by the Board; provided, however, that if a majority of the Board is eligible to participate in the Plan or in any other stock option or other stock plan of the Company or any of its affiliates, or has been so eligible at any time within the preceding year, any grant to directors of Options must be made by, or only in accordance with the recommendation of, a Committee consisting of three or more persons, who may but need not be directors or employees of the Company, appointed by the Board but having full authority to act in the matter, none of whom is eligible to participate in this Plan or any other stock option or other stock plan of the Company or any of its affiliates, or has been eligible at any time within the preceding year. The requirements imposed by the preceding sentence shall also apply with respect to grants to officers who are not also directors. Once appointed, the Committee shall continue to serve until otherwise directed by the Board.

     3.   Eligible Employees and Others.  ISOs may be granted to any officer or
          -----------------------------
other employee of the Company or any Related Corporation. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options may be granted to any directors (whether or not an employee), officer, employee or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO or a Non-Qualified Option. Granting of any Option to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Options.

     4.   Stock.  The stock subject to Options shall be authorized but unissued
          -----
shares of Class A Common Stock of the Company, par value $.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 950,000, subject to adjustment as provided in paragraph 13. Any such shares may be issued as ISOs or Non-Qualified Options, so long as the number of shares so issued does not exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject to such Options shall again by available for grants of Options under the Plan.

     5.   Granting of Options. Options may be granted under the Plan at any time
          -------------------
on or after February 11, 1987 and on or before February 10, 1997. The date of grant of an Option under the Plan will be the date specified by the Committee at the time it grants the Option; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 16.

     6.   Minimum Option Price; ISO Limitations.
          -------------------------------------

          (a) The price per share specified in the agreement relating to each Non-Qualified Option granted under the Plan shall in no event be less than the lesser of (i) the book value per share of Common Stock as of the end of the fiscal year of the Company immediately preceding the date of such grant, or (ii) 50 percent of the fair market value per share of Common Stock on the date of such grant.

     (b) The price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than 100 percent of the fair market value of Common Stock on the date of grant.

     (c) In no event shall the aggregate fair market value (determined at the time the option is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

     (d) If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common stock is traded, if such Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange and is then reported on such list; or (iii) the Closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not then traded on a national securities exchange and is not reported on the NASDAQ National Market List. However, if the Common stock is not publicly traded at the time an Option is granted under the Plan. "fair market value' shall be deemed to be the fair market value of the Common stock as determined by the Committee after taking into consideration all factors which it deems appropriate , including, without limitation, recent sale and offer prices of the Common stock in private transactions negotiated at arm's length.

     7. Option Duration. Subject to earlier termination as provided in paragraphs 9 and 10, each Option shall expire on the date specified by the Committee, but not more than (i) ten years from the date of grant in the case of ISOs generally, and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more then ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation. Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified option pursuant to Paragraph 16.

     8. Exercise of Option. Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

          (a) The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

          (b) Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

          (c) Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

          (d) The Committee shall have the right to accelerate the date of exercise of any installments of any Option; provided that the committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422A(b)(7) of the Code, as described in paragraph 6(C).

          Notwithstanding the immediately preceding sentence, upon the occurrence of a Change in Control (as hereinafter defined) of the Company, the Committee shall have the right to accelerate the date that any installment of any Option becomes exercisable without regard to the annual vesting limitation contained in Section 422(d) of the Code. The Committee shall also have the discretion to include or exclude automatic acceleration-of-vesting provisions within stock option agreements issued hereunder from time to time based on such criteria as the Committee, in its sole discretion, may determine. For purposes of this Plan and any Options granted hereunder, a "Change in Control" shall have occurred if at any time any of the following events shall occur (expressly excluding from this definition any issuance of securities by the Company in an underwritten, firm commitment public offering registered under the Securities Act of 1933, as amended):

               (i) the Company is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such surviving, resulting or reorganized corporation or person immediately after such transaction is held in the aggregate by the holders of the then-outstanding securities entitled to vote generally in the election of directors of the Company ("Voting Stock") immediately prior to such transaction;

               (ii) the Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal, and as a result of such sale or transfer less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of the Voting Stock of the Company immediately prior to such sale or transfer;

               (iii) there is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any "person" (as such term is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange
          Act) has become the "beneficial owner" (as such term is used in Rule 13d-3 under the Exchange Act) of securities representing 50% or more of the Voting Stock of the Company;

               (iv) the Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has occurred; or

               (v) if during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each director of the Company first elected during such period was approved by a vote of at least a majority of the directors then still in office who were directors of the Company at the beginning of any such period.

               provided, however, that notwithstanding the foregoing provisions
               --------- -------
               of this Section 8(d), a "Change in Control" shall not be deemed to have occurred for the purposes of this Plan solely because (i) the Company, (ii) an entity in which the Company directly or indirectly beneficially owns 50% or more of the voting securities, or (iii) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company, either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock, or because the Company reports that a change in control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership.

     9.  Termination of Employment.  If an ISO optionee ceases to be employed by
         -------------------------
the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate after the passage of 60 days from the date of termination of his employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into

Non-Qualified Options pursuant to paragraph 16. Leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation or continue the employment of the employee after the approved period of absence. Employment shall also be considered as continuing uninterrupted during any other bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Option the right to be retained in employment or other service by the Company or any Related Corporation for any period of time. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination or cancellation provisions as the Committee may determine.

     10.  Death; Disability; Dissolution.  If an ISO optionee ceases to be
          ------------------------------
employed by the Company and all Related Corporations by reason of his death, any ISO of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the ISO's specified expiration date or 180 days from the date of the optionee's death.

     If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any ISO held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the ISO's specified expiration date or 180 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability' shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

     In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine.

     11.  Assignability.  No option shall be assignable or transferable by the
          -------------
optionee except by will or by the laws of descent and distribution, and during the lifetime of the optionee each Options shall be exercisable only by him.

     12.  Terms and conditions of Options.  Options shall be evidenced by
          -------------------------------
instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 and 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the company to execute and deliver such instruments. The proper officers of the company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

     13.  Adjustments.  Upon the happening of any of the following described
          -----------
events, an optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the recipient and the Company relating to such Option:

     (a) In the event shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if, upon a merger, consolidation, reorganization, split-up, liquidation, combination, recapitalization or the like of the Company, the shares of Common Stock shall be exchanged for other securities of the Company or of another corporation, each optionee shall be entitled, subject to the conditions herein stated, to purchase such number of shares of Common Stock or amount of other securities of the Company or of such other corporation as were exchangeable for the number of shares of Common Stock which such optionee would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination, or exchange; and

     (b) In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each optionee upon exercising an Option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which he is exercising his Option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as he would have received if he had been the holder of the shares as to which he is exercising his Option at all times between the date of grant of such Option and the date of its exercise.

     (c) If any person or entity owning restricted Common Stock obtained by exercise of an Option made hereunder receives new or additional or different shares or securities ("New Securities") in connection with a corporate transaction described in subparagraph A above or a stock dividend described in subparagraph B above as a result of owning such restricted Common Stock, such New Securities shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such New Securities were issued.

     (d) Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs (a) or (b) with respect to ISOs shall be made only after the Committee, after consulting with counsel for the company, determines whether such adjustments would constitute a "modification" of such ISOs as that term is defined in Section 425 of the Code, or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

     (e) No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

     (f) No fractional shares shall actually be issued under the Plan. Any fractional shares which, but for this subparagraph F, would have been issued to an optionee pursuant to an Option, shall be deemed to have been issued and immediately sold to the Company for their fair market value, and the optionee shall receive from the Company cash in lieu of such fractional shares.

     (g) Upon the happening of any of the foregoing events described in subparagraphs (a) or (b) above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

     14.  Means of Exercising Options.  An Option (or any part or installment
          ---------------------------
thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor in United States dollars in cash or by check. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by his Option until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

     15.  Term and Amendment of Plan.  This Plan was adopted by the Board on
          --------------------------
February 11, 1987, subject to approval of the Plan by the holders of a majority of the outstanding shares of voting capital stock of the Company at the next Meeting of Stockholders. The Plan shall expire on February 10, 1997 (except as to Options outstanding on that date). Subject to the provisions of paragraph 5 above, Options may be granted under the Plan prior to the date of stockholder approval of the Plan. If the approval of Stockholders is not obtained by February 10, 1988, any grants of ISOs under the Plan made prior to that date will be rescinded. The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of such stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 13); (b) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified; (c) the provisions of paragraph 6(b) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph
13); and (d) the expiration date of the Plan may not be extended. Except as provided in the fourth sentence of this paragraph 15, in no event may action of the Board or stockholders alter or impair the rights of an optionee without his consent, under any Option previously granted to him.

     16.  Conversion of ISOs into Non-Qualified Options; Termination of ISOs.
          ------------------------------------------------------------------
The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options at the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

     17.  Application Of Funds.  The proceeds received by the Company from the
          --------------------
sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes.

     18.  Governmental Regulation.  The Company's obligation to sell and deliver
          -----------------------
shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

     19.  Withholding of Additional Income Taxes.  Upon the exercise of a Non-
          --------------------------------------
Qualified Option or the making of a Disqualifying Disposition (as defined in paragraph 20), the Disqualifying Disposition (as defined in paragraph 20), the Company, in accordance with Section 3204(a) of the Code, may require the optionee, to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income. The committee in its discretion may condition the exercise of an Option on the purchaser's or recipient's payment of such additional withholding taxes.

     20.  Notice to Company of Disqualifying Disposition.  Each employee who
          ----------------------------------------------
receives ISOs shall agree to notify the Company in writing immediately after the employee makes a disqualifying disposition of any Common Stock received pursuant to the exercise of an ISO (a "Disqualifying Disposition"). Disqualifying Disposition means any disposition (including any sale) of such stock before the later of (a) two years after the employee was granted the ISO under which he acquired such stock, or (b) one year after the employee acquired such stock by exercising such ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

     21.  Governing Law; Construction.  The validity and construction of the
          ---------------------------
Plan and the instruments evidencing Options shall be governed by the laws of the Commonwealth of Massachusetts. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                             Register of Amendments



Date                        Section                Change
------                      -------                ------

December 9, 1987             2(a)                  Decrease required size of
                                                   Committee to 2

August 23, 1988                4                   Increase shares to 425,000

August 8, 1990                 4                   Increase shares to 675,000
                                                   and change authorized shares
                                                   to Class A Common Stock

December 15, 1993              4                   Increase  Shares to 750,000


August 10, 1994                4                   Increase shares to
                                                   950,000


October 23, 1997             8(d)                  Add language to allow
                                                   Committee the right to
                                                   accelerate vesting of options
                                                   on a Change of Control

 March 18, 1999                1                   Reflect corporate name change
                                                   from Adra Systems, Inc. to
                                                   MatrixOne, Inc.

March 18, 1999                 7                   Deleted requirement that
(effective 4/14/98)                                Non-Qualified Options expire
                                                   on the date not more than ten
                                                   years and one day from the
                                                   date of grant

March 18, 1999              8(d)(iii)              Change 20% to 50

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